Transamerica Series Trust
Transamerica Money Market VP
Supplement dated May 1, 2009 to the Prospectus dated May 1, 2009
The following supplements the Prospectus dated May 1, 2009 concerning Transamerica Money Market VP:
This supplement is effective through September 18, 2009.
Transamerica Money Market VP (the “Portfolio”) has enrolled in the Temporary Guarantee Program for money market funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). Under the Program, the Treasury guarantees the $1.00 dollar per share value of Portfolio shares outstanding as of September 19, 2008, subject to certain terms and limitations.
A shareholder’s holdings in the Portfolio as of September 19, 2008 represent the maximum amount of assets eligible for reimbursement under the Program. Any increase in the number of Portfolio shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of Portfolio shares held in the account fluctuates over the period covered by the Program, shareholders will be covered for either the number of Portfolio shares held as of the close of business on September 19, 2008, or the current number of Portfolio shares, whichever is less. If a Portfolio shareholder closes his or her Portfolio account, any future investment in the Portfolio will not be guaranteed under the Program.
The Portfolio is managed to maintain a stable $1.00 net asset value (“NAV”). Under the Program, the Treasury will guarantee to investors in money market funds managed to maintain a stable $1.00 NAV that, subject to the availability of assets under the Program, in the event that a fund’s NAV should drop below $0.995 and the fund elects to liquidate, eligible fund shareholders would be entitled to receive a payment equal to any shortfall between the amount received upon liquidation and $1.00 per fund share held as of the close of business on September 19, 2008.
The Program will provide coverage for claims up to $50 billion dollars and claims will be paid in the order received until that amount is exhausted. Consequently, participation in the Program does not guarantee that the Portfolio’s investors will receive a $1.00 NAV upon the redemption, or liquidation of their shares.
The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury extended the Program through April 30, 2009, and the Portfolio participated in this extension of the Program. On March 31, 2009, the Treasury further extended the Program through September 18, 2009. The Treasury does not have discretion to continue the Program beyond September 18, 2009.
The Portfolio’s Board of Trustees has determined that it is in the best interests of the Portfolio and its shareholders to participate in the Program through September 18, 2009. In order to participate in the extended period of the Program, the Portfolio paid to the Treasury a fee in the amount of 0.015% of the Portfolio’s net asset value as of the close of business on September 19, 2008. The Portfolio previously paid fees in the combined amount of 0.025% of the Portfolio’s net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009. This expense was borne by the Portfolio without regard to any expense limitation agreement in effect for the Portfolio.
Additional information regarding the Program is available at http//www.ustreas.gov.
Investors Should Retain this Supplement for Future Reference